Exhibit 99.14

                                                   Approved By:

                                                   ____________

                             DEMAND
                  LINE OF CREDIT PROMISSORY NOTE


$1,900,000.00                       Pittsfield, Massachusetts
                                    Date: September 29, 1999

FOR VALUE RECEIVED, PITTSFIELD MOLD & TOOL, INC., a Massachusetts corporation, with a mailing address for the purposes hereof at 10 Betnr Industrial Drive, Pittsfield, Massachusetts 01201 (the "Borrower") promises to pay to the order of BERKSHIRE BANK, a Massachusetts banking corporation with its principal office and place of business at 24 North Street, P. O. Box 1308, Pittsfield, Massachusetts 01202 ("Lender") ON DEMAND the principal sum of ONE MILLION NINE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,900,000.00) or so much thereof as may be advanced from time to time (the "Loan") in accordance with the terms of a loan and security agreement dated even date herewith (the "Loan Agreement"), with interest on the unpaid principal balance of such amount from the date of this Note or such advance, as the case may be, at the Interest Rate (hereinafter defined). This Note is secured by a Loan Agreement and financing statements evidencing a security interest in certain personal property (the "Personal Property") more particularly described therein; a mortgage and security agreement (the "Mortgage") dated even date herewith which creates a second priority mortgage and security interest on certain real property located in Pittsfield, Massachusetts (the "Real Property") and certain personal property; an assignment of rents and leases (the "Assignment") which will conditionally assign all rents and absolutely assign all leases applicable to the Real Property to the Lender; the irrevocable and unconditional guaranty of payment by United Shields Corporation (the "Guarantor") of the Loan set forth in a guaranty of payment from the Guarantor to Lender (the "Guaranty"); and such other security as may now or hereafter be given to Lender as collateral for the Loan. This Note, the Loan Agreement, the Mortgage, the Assignment, the Guaranty, and all other documents evidencing, securing and/or relating to the Loan, are hereinafter collectively referred to as the "Loan Documents".

                           I

                      DEFINITIONS

(a) "BASE RATE" shall mean the rate of interest set, determined or announced on a periodic basis by Lender as its "Base Rate" which rate of interest is not necessarily the lowest rate charged by Lender on loans and other credits; and loans and other credits may be extended by Lender at rates both above and below the Base Rate.

(b) "INTEREST RATE" shall mean the rate of interest to be paid by Borrower on any outstanding principal due under this Note and shall be equal to the Base Rate plus 2.00 percent (2.00%) per annum.

                           II

         ADVANCES AND READVANCES OF LOAN PROCEEDS

(a) ADVANCES AND READVANCES. Provided that payment of this Note shall not have been demanded by the Lender, and subject to the provisions of the Loan Agreement, advances or readvances of the proceeds of the Loan (each, an "Advance") shall be made available to the Borrower from time to time in the manner set forth in this
Article II and information with regard to any Advances of proceeds of the Loan shall be entered by the Lender on its schedule of advances and payments and such entry shall be conclusive as to the information set forth therein except for manifest error.

(b) PROCEDURE FOR ADVANCES AND READVANCES Borrower may obtain an advance of proceeds of the Loan by issuing checks on Account #22603325, titled Pittsfield Mold & Tool, Inc. (the "Account"). As funds are needed to clear checks issued hereunder, Advances will be deposited into this Account, but in any event subject to the terms of the Loan Agreement. The deposit of any Advance in the Account by the Lender shall be conclusive with respect to the receipt of said Advance by the Borrower, and Borrower shall be responsible for the repayment of any Advance so made pursuant to the terms of this Note.

                              III

                           INTEREST

(a) COMPUTATION OF INTEREST. Interest on the outstanding principal balance of this Note shall be computed on the basis of "a 360-day year for the actual number of days elapsed" (such phrase, as used throughout this Note, shall mean that in computing interest for the subject period, the interest rate shall be multiplied by a fraction, the denominator of which is 360 and the numerator of which is the actual number of days an Advance is outstanding from the date of the preceding interest and/or principal due date, as the case may be, to the date of the next interest and/or principal due date). Interest shall accrue until the date of receipt of payment.

(b) INTEREST CHANGE PROCEDURES. Any change in the Base Rate shall automatically and simultaneously effect a corresponding change in the Interest Rate without notice to the Borrower.

                            IV

          PAYMENT OF PRINCIPAL AND INTEREST


(a) PERIODIC PAYMENTS OF INTEREST.   Borrower shall pay accrued
interest at the Interest Rate on the unpaid principal balance of this Note beginning on the 29th day of October, 1999 and continuing on the 29th day of each month thereafter until the Loan becomes due and payable as set forth in this Note, when Borrower shall pay the full balance of principal plus any accrued and unpaid interest and any other sums due under this Note.

(b) PERIODIC PAYMENTS OF PRINCIPAL. The Lender shall credit principal payments against the Loan in amounts equal to the sums paid by Borrower. Principal shall be payable upon demand.

                           V

                   GENERAL CONDITIONS

(a) METHOD OF PAYMENT. All payments under this Note are payable at 24 North Street, P.O. Box 1308, Pittsfield, Massachusetts 01202 or at such other place as Lender shall notify Borrower in writing. Lender reserves the right to require any payment on this Note, whether such payment is of a regular installment or represents a prepayment, to be by wired federal funds or other immediately available funds or to be paid at a place other than the above address.

(b) APPLICATION OF PAYMENTS RECEIVED. Except as otherwise provided in this Note, all payments received by Lender on this Note shall be applied by Lender as follows:

FIRST, to accrued and unpaid interest then due and owing; and

SECOND, to the reduction of principal of this Note; and

THIRD, to any unpaid Late Payment Charges (hereinbelow defined).

(c) LATE PAYMENT CHARGES. If Borrower fails to pay any amount of principal and/or interest on this Note for ten (10) days after such payment becomes due, whether by acceleration or otherwise, Lender may, at its option, whether immediately or at the time of final payment of the amounts evidenced by this Note, impose a late payment charge (the "Late Payment Charge") computed by multiplying the amount of each past due payment by five (5.0%) percent. Until any and all Late Payment Charges are paid in full, the amount thereof shall be added to the indebtedness secured by any of the Loan Documents. The Late Payment Charge is not a penalty and is deemed to be liquidated damages for the purpose of compensating Lender for the difficulty in computing the actual amount of damages incurred by Lender as a result of the late payment by Borrower.

(d) DEFAULT RATE. Principal and any accrued interest not paid when due, and any advances which are made by the holder pursuant to any provision of any other instruments or agreements securing this Note from the date of any such advance shall bear interest at a rate of four percent (4.00%) above the Base Rate, but in no event at an annual interest rate greater than the maximum amount permitted by applicable law.

(e) PREPAYMENT. The principal balance may be prepaid in whole or in part at any time without the payment of any prepayment consideration.

(f) COSTS AND EXPENSES ON DEFAULT. In addition to principal, interest and any Late Payment Charge, Lender shall be entitled to collect all costs of collection, including, but not limited to, reasonable attorneys' fees incurred in connection with the protection or realization of collateral or in connection with any of Lender's collection efforts, whether or not suit on this Note or any foreclosure proceeding is filed, and all such costs and expenses shall be added to the principal due hereunder and be payable on demand, and until paid shall also be secured by the Loan Documents and by all other collateral held by Lender as security for Borrower's obligations to Lender.

(g) WAIVER BY BORROWER. Borrower and each endorser or Guarantor of this Note hereby waives presentment, protest, demand, diligence, notice of dishonor and of nonpayment, and waives and renounces all rights to the benefits of any statute of limitations and any moratorium, appraisement, exemption and homestead now provided or which may hereafter be provided by any federal or state statute, including but not limited to exemptions provided by or allowed under the United States Bankruptcy Code, both as to itself personally and as to all of its or their property, whether real or personal, against the enforcement and collection of the obligations evidenced by this Note and any and all extensions, renewals and modifications hereof.

(h) COMPLIANCE WITH USURY LAWS. It is the intention of the parties to conform strictly to the usury laws, whether state or federal, that are applicable to this Note. All agreements between Borrower and Lender, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid to Lender or the holder hereof, or collected by Lender or such holder, for the use, forbearance or detention of the money to be loaned hereunder or otherwise, or for the payment or performance of any covenant or obligation contained herein, or in any of the Loan Documents, exceed the maximum amount permissible under applicable federal or state usury laws. If under any circumstances whatsoever fulfillment of any provision hereof or of the Loan Documents, at the time performance of such provision shall be due, shall involve exceeding the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if under any circumstances Lender or other holder hereof shall ever receive an amount deemed interest by applicable law, which would exceed the highest lawful rate, such amount that would be excessive interest under applicable usury laws shall be applied to the reduction of the principal amount owing hereunder or to other indebtedness secured by the Loan Documents and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal and such other indebtedness, the excess shall be deemed to have been a payment made by mistake and shall be refunded to Borrower or to any other person making such payment on Borrower's behalf. All sums paid or agreed to be paid to the holder hereof for the use, forbearance or detention of the indebtedness of Borrower evidenced hereby, outstanding from time to time shall, to the extent permitted by applicable law, and to the extent necessary to preclude exceeding the limit of validity prescribed by law, be amortized, pro-rated, allocated and spread from the date of disbursement of the proceeds of this Note until payment in full of the Loan evidenced hereby and thereby so that the actual rate of interest on account of such indebtedness is uniform throughout the term hereof and thereof. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between Borrower, any endorser or Guarantor and Lender.

(i) GOVERNING LAW; SUBMISSION TO JURISDICTION. This Note shall be governed by and construed under the laws of the Commonwealth of Massachusetts and shall have the effect of a sealed instrument. Borrower and each endorser or Guarantor hereby submits to personal jurisdiction in said Commonwealth for the enforcement of Borrower's obligations hereunder or under any other Loan Document and waives any and all personal rights under the law of any other state to object to jurisdiction within such Commonwealth for the purposes of litigation to enforce such obligations of Borrower.

(j) WAIVER OF JURY TRIAL. LENDER AND THE BORROWER HEREBY WAIVE TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS NOTE, ANY OTHER LOAN DOCUMENT OR THE LOAN, OR ANY INSTRUMENT OR DOCUMENT DELIVERED IN CONNECTION WITH THE LOAN, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING BETWEEN THE BORROWER AND LENDER.

(k) AUTHORITY OF LENDER.  Borrower authorizes Lender to date this
Note as of the day when the Loan is made and to complete or correct this Note as to any terms of the Loan not set forth herein at the time of delivery hereof.

(l) NOTICES. Any notices required or permitted to be given hereunder shall be: (i) personally delivered or (ii) given by registered or certified mail, postage prepaid, return receipt requested, or (iii) forwarded by overnight courier service, in each instance addressed to the addresses set forth at the head of this Note, or such other addresses as the parties may for themselves designate in writing as provided herein for the purpose of receiving notices hereunder. All notices shall be in writing and shall be deemed given, in the case of notice by personal delivery, upon actual delivery, and in the case of mail or courier service, upon deposit with the U.S. Postal Service or delivery to the courier service.

(m) LIABILITY IF MORE THAN ONE BORROWER. If more than one person or entity executes this Note as a Borrower, all of said persons or entities are jointly and severally liable hereunder.

(n) ENTIRE AGREEMENT. This Note and the other Loan Documents constitute the entire understanding between Borrower, the Guarantors, if any, and Lender and to the extent that any writings not signed by Lender or oral statements or conversations at any time made or had shall be inconsistent with the provisions of this Note and the other Loan Documents, the same shall be null and void.

(o) "BUSINESS PURPOSE" WARRANTY. The undersigned covenants and warrants that the proceeds of this Loan shall be used solely for business purposes and that the transaction evidenced hereby is not a consumer transaction subject to MGL c.140D, Federal Reserve Board Regulation Z or other "consumer protection" statutes, regulations or restrictions, without exception.

(p) RIGHT OF SET OFF. Borrower grants to the Lender a continuing lien for the amount of this Note upon any and all monies, securities and other property of Borrower and the proceeds thereof, now or hereafter held or received by or in transit to the Lender from or for Borrower whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of Borrower with, and any and all claims of Borrower against the Lender at any time existing. In the Event of Default which is not cured within the applicable cure period, the Lender is authorized at any time and from time to time, without notice to Borrower, regardless of the adequacy of any other collateral, and without requiring the Lender to first proceed against any other security interest, to set off, appropriate and apply any and all items hereinabove referred to against the outstanding indebtedness evidenced by this Note. Lender shall be deemed to have exercised such right of set off immediately at the time Lender elects to make such set off, even though any charge therefor is made or entered on Lender's records subsequent thereto.


IN WITNESS WHEREOF, Borrower has caused this instrument to be executed by William A. Frey, III, its duly authorized President and Treasurer, and its corporate seal to be hereunto affixed as of the date first above written.


                                   PITTSFIELD MOLD & TOOL, INC.



                                  By: /s/ William A. Frey, III
                                      William A. Frey, III,
                                      President and Treasurer


                    COMMONWEALTH OF MASSACHUSETTS

BERKSHIRE, ss.                               September 29, 1999

Then personally appeared the above-named William A. Frey, III,
President and Treasurer, who acknowledged the foregoing instrument to be the free act and deed of Pittsfield Mold & Tool, Inc., before me,


                                 /s/ Gerald A. Denmark
                                 Gerald A. Denmark, Notary Public
                                 My Commission Expires:  7/27/01